SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 21, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On September 21, 2007, Winthrop Realty Trust, through its wholly-owned operating partnership WRT Realty, L.P. (the "Partnership"), The Lexington Master Limited Partnership ("Lexington") and WRP Management LLC entered into the Amended and Restated Limited Liability Company Agreement of Concord Debt Holdings LLC (the "Amended and Restated Agreement"). The Amended and Restated Agreement amends and restates the Limited Liability Company Agreement of 111 Debt Holdings LLC, dated March 31, 2006.

      The Amended and Restated Agreement reflects a name change and increases the maximum capital contribution from both the Partnership and Lexington from $125 million to $137.5 million.

      The foregoing description is qualified in its entirety by reference to the Amended and Restated Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

            (d)   Exhibits

            10.1 Amended and Restated Limited Liability Company Agreement of Concord Debt Holdings LLC, dated as of September 21, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of September, 2007.

                                                 WINTHROP REALTY TRUST


                                                 By: /s/ Peter Braverman
                                                     -------------------
                                                     Peter Braverman
                                                     President